Exhibit 99.1

VillageEdocs

Powering

Business Information

Exchange

VillageEdocs

Powering Business Information Delivery

Disclaimer

January 2007

All statements in this presentation that do not directly and exclusively relate to historical facts constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements made in this presentation, including, without limitation, those relating to our belief about the market for, and suitability of, our products and services under the headings “Market Reality,” “Competition,” Sales and Distribution,” and “Growth Strategy,” our beliefs regarding our belief that we will be successful in completing an acquisition and the benefits we expect to derive from an acquisition under the heading “Acquisition Description,” and our expectations regarding future operating results under the heading “Financial Summary,” are forward-looking statements. These statements, and other forward looking statements in this presentation, represent the Company’s plans, intentions, expectations and belief and are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected or expressed herein. These include, without limitation, risks associated with acquisitions, such as the inability to complete an acquisition or to assimilate and integrate new operations and retain key personnel, uncertainties in the market, competition, legal, regulatory initiatives, success of marketing efforts, availability, terms and deployment of capital, personnel risks, and other risks detailed in the Company’s SEC reports, of which many are beyond the control of the Company. Trading in the Company’s common stock is limited, and marketability of the stock is restricted by penny stock regulations and the fact that our common stock is traded on the OTCBB. The Company does not presently qualify, and may never qualify, to be listed or quoted on any exchange or other market. Whereas management believes such representations to be true and accurate based on information and data available to the company as of the date of this presentation, actual results may differ materially from those described. The Company assumes no obligation to update or alter the information in this presentation. Important factors that may cause actual results to differ are set forth in the company’s periodic filings with the US Securities and Exchange Commission.

Investors are cautioned not to put undue reliance on any forward-looking statements, which speak only as of the date of this presentation. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in Section 21E of the Exchange Act.

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Service Desription

VEDO Provides Business Information Delivery Service solutions that capture client data, shape it into useful information, and deliver it through efficient and secure channels to and from trading partners and their constituents.

Primary delivery method is through industrial strength, redundant servers located in hardened facilities located in Irvine, CA and Tampa, FL.

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Key Facts
Symbol	VEDO
Corporate Headquarters	Tustin, California
Stock Price (1/04/07) || 52-Week Range || Average	$0.12 || $0.07 – 0.25 || $0.13
Shares Outstanding (12/31/06)	147,368,127
Market Capitalization	$18,421,000
Volume (daily 90-day average)	18,000
Debt (12/31/06)	$1,250,000
Cash (12/31/06)	$476,000
Revenue (run rate 12/31/06)	$13,027,000
Adjusted EBITDA (run rate 12/31/06)	$707,000
Management Ownership I&O || FD	10% || 24%
Institutional Ownership Shares	<1%
Full-time Employees	76
Fiscal Year	December 31
Accounting Firm	Corbin & Company LLP
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VILLAGEEDOCS – Executive Management

  Mr. Mason Conner, Chief Executive Officer, TMSI, DNA Inc., Banyan Systems, Doelz Networks, and Timeplex. Has 29 years in sales and Executive management.

  Mr. Jerry Kendall, President, Technology Research Corporation, Sensormatic Electronics Corporation, Security Tag Corporation, Lasergate Corporation, Paradyne Corporation. Has 35 years of management experience.

  Mr. Michael Richard, Chief Financial Officer, BigHub.com, PortaCom Wireless, and Extreme Technologies. Has 15 years of financial management and public corporate experience.

  Mr. H. Jay Hill, Executive Vice President of Corporate Development, IBM, Inforex, Paradyne, Doelz Networks, Harris Corp. Moon Communications and Light Port Communications. Has been a member of 22 Boards of Directors.

  Mr. Joe Torano, Sr Vice President, Sales and Marketing, IBM, FormScape and ADOS. Has over 25 years of international executive experience in operations, business planning, sales and marketing in the technology sector.
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VILLAGEEDOCS – Board of Directors
  Mr. Thomas Zender, Chairman of the Board – Member Since 1996, General Electric, Honeywell, ITT and Angel Strategies. Currently CEO of Unity Church of Christianity.

  Mr. Ricardo Salas,, joined the board of directors in 2005. CEO of Liquid Metals, Chairman of iLIANT since 2000. Founder of Medical Manager Corporation, the leading provider of Information Technology (IT) for physician practices.

  Jerry T. Kendall, joined the board of directors in 2005.

  Mr. H. Jay Hill, joined the board of directors in 1997.

  Mr. K. Mason Conner, joined the board of directors in 2000.
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Market Reality

$6 Billion is spent annually on the purchase of preprinted form, more than $360 billion is spent capturing data submitted on paper form every year.

– Gartner

For every dollar spent producing a paper form, $30 to $150 US dollars are spent processing the form.

– Gartner

Fax, Email and Voice Messaging Services: The total market is expected to grow from about $1 billion in 2003 to nearly $2 billion in 2008.

– Davidson Consulting
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Enterprise Challenge
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VILLAGEEDOCS – Conquering The Chaos
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Over 1600 Customers
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VILLAGEEDOCS – Drives The Value Chain!
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Competition
▪	Primary competition is a customer installing multiple systems internally such as fax servers, email servers, web servers, Eforms servers, etc.
▪	Customer then attempts to integrate these disparate systems and coordinate with IT departments
▪	VEDO provides a service, eliminating capital expense, easy to hook up, with excellent reliability
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Sales & Distribution

VEDO uses a standard mix of direct sales, telesales and distribution channels

85% of VEDO revenue is recurring, therefore extremely predictable

The sales cycle ranges between 1 month and 6 months for new accounts. Average is approximately 4 months

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Growth Strategy
•	Balance Organic and Acquisition Growth

•	Recurring Revenue Model
–	2006 85% of revenue
Target 90%

•	Total Growth Including Planned Acquisition
–	80% from 2006 to 2007

•	Acquisitions
–	Infrastructure – 2 Completed, 2 to be Completed
–	Vertical Market Penetration – 1 Completed, 4 to go
–	Planned Acquisition – to be closed in February
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Acquisition Description
•	Private company – Seattle based; operations in Australia, France and England
•	Provide mobility and distributed services to efficiently transport business information
•	Metrics
▪	2006 Revenue (est.) 12/31/06 – $4.4 Million
▪	2006 EBITDA (est.) 12/31/06 – $974.0 Thousand
▪	# of customers – approx 475 in 22 countries
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Financial Summary
	VEDO			Acquisition		Pro Forma Combined
$ in thousands	2005	2006†	2007†	2006‡	2007‡	2006‡	2007‡
Revenue	$8,768.4	$13,019.0	$17,273.2	$4,416.5	$6,105.0	$17,435.5	$23,378.2

EBITDA (adj.)	$418.3	$707.1	$1,596.0	$974.0	$1,175.0	$1,681.1	$2,771.0

Net Income	$(8,144.9)	$(616.1)	$(156.6)	$900.0	$1,100.0	$283.9	$943.4

† estimated

‡ estimated and assumes the Acquisition took effect January 1, 2006

EBITDA (adj.) is EBITDA before stock option vesting expense under SFAS 123 (R)

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Capitalization Table
	Common Stock
Equity	Issued Shares	Rights	Strike Price	Fully Diluted

Williams Group	71,236,217
Barron Partners	5,000,000
TBS Acquisition	8,811,217
Resolutions Acquisition	—
GoSolutions Acquisition	42,663,879
Other Insiders	628,773
Others	19,028,041

Common Stock	147,368,127			147,368,127
Convertible Preferred
Barron Partners 1:1		33,500,000		180,868,127
Convertible Notes		3,235,252	$0.10- $0.14	184,103,379
Warrants
Williams		5,000,000	$0.10	189,103,379
Riess and Falcon		10,000,000	$0.15	199,103,379
Executives and other		566,000	$0.15	199,669,379
Employee Stock Options		38,102,087	$0.10- $2.50	237,771,466

Total	147,368,127			237,771,466
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Capitalization Table - Debt
Debt	Principal Balance at 9/30/06
SunTrust Secured Line of Credit	$840,000
8% adj, due Sept. 2007, secured by assets of GSI and
guaranteed by four shareholders of VEDO

Williams Secured Convertible Promissory Note	65,000
10%, due Oct 2007 or upon a $3M funding, convertible
at $0.14 per share. Interest accrues unpaid each month.

Riess and Falcon Promissory Notes
7.5%, due Dec 2006, unsecured	30,000

Riess and Falcon Promissory Notes
0%, unsecured, due upon performance conditions,	30,000

Campbell and Garner Secured Convertible Notes	200,000
5%, due Feb 2007, secured by assets of TBS and
convertible at $0.102
$1,165,000
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Investment Summary
▪	A Service Provider with good gross margins
▪	Strong management team
▪	Proven ability to successfully acquire companies
▪	Little to no technology risk
▪	EBITDA at an inflection point
▪	Recurring revenue
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